                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported) May 7, 2003

                              EVERGREEN SOLAR, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)


                   000-31687                     04-3242254
         (Commission File Number No.) (IRS Employer Identification No.)


                              259 CEDAR HILL STREET
                               MARLBORO, MA 01752
               ---------------------------------------------------
                    (Address of principal executive offices)


              Registrant's telephone number, including area code:

                                 (508) 357-2221
                       ----------------------------------

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
99.1              Press Release of Evergreen Solar, Inc. dated May 7, 2003.


ITEM 9. REGULATION FD DISCLOSURE. (ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.)

      On May 7, 2003, the Company issued a press release regarding its financial results for the quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

      The information contained herein and in the accompanying exhibit is being furnished pursuant to "Item 12. Results of Operations and Financial Condition" in accordance with interim guidance issued by the Securities and Exchange Commission in Release No. 33-8216.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              EVERGREEN SOLAR, INC.
                                              (Registrant)


Dated: May 7, 2003                            By:   /s/ Richard G. Chleboski
                                                 -------------------------------
                                                 Richard G. Chleboski
                                                 Chief Financial Officer,
                                                 Vice President, Treasurer and
                                                 Secretary

                                  EXHIBIT INDEX


Exhibit No.      Description
-----------      -----------
99.1             Press Release of Evergreen Solar, Inc. dated May 7, 2003.


                                      -4-